Intangible assets, net	12 Months Ended
Dec. 31, 2023
Intangible Assets, Net (Excluding Goodwill) [Abstract]
Intangible assets, net	Intangible assets, net
Intangible assets, net consisted of the following:

	As of December 31,
	2022	2023
	RMB	RMB
Software	103,509	121,950
Software license rights	—	143,725
Others	—	2,794
Intangible assets	103,509	268,469
Less: accumulated amortization	(58,648)	(86,183)
Less: impairment provision	—	(2,945)
Intangible assets, net	44,861	179,341
In November 2023, the Group entered into a licensing agreement with Hubei Xingji Meizu Group Co., Ltd., (“Xingji Meizu”), a related party. Pursuant to the licensing agreement, the Group obtained a non-exclusive license under certain software of Xingji Meizu to develop and sell these software worldwide for three years. The consideration is due by instalment in three years of RMB50,000 each year. The Group recognized RMB143,725 software license rights based on the present value of the consideration and amortized it over three years periods.
Amortization of intangible assets was allocated as follows:

	Year ended December 31,
	2021	2022	2023
	RMB	RMB	RMB
Cost of revenues	77	—	7,985
Selling, general and administrative expenses	6,721	9,987	10,047
Research and development expenses	15,089	14,045	13,808
Total amortization	21,887	24,032	31,840
Estimated amortization expenses relating to the existing intangible assets with finite lives for the next five years is as follows:

As of December 31,
RMB
2024	68,895
2025	62,511
2026	46,802
2027	811
2028	253
In the year ended December 31, 2023, an impairment loss of RMB2,945 was recognized for obsolete software, of which, RMB283 and RMB2,662 were included in research and development expenses and selling, general and administrative expenses, respectively. No impairment loss was recorded in the years ended December 31, 2021 and 2022.